Exhibit 99.1

Sanford C. Bernstein & Co. Strategic Decisions Conference

“Positioning for Better Performance”

George A. Schaefer, Jr.

President Chief Executive Officer

R. Mark Graf Senior Vice President Chief Financial Officer

June 2, 2005

Affiliate Banking

I. Affiliate Operating Model II. Markets III. Deposit Performance IV. Loan Performance

Affiliate Bank Operating Model

FITB Affiliates State Deposits % of 5/3 Assets Bkg Ctrs President Years @ 5/3

Cincinnati Chicago Western Michigan Florida Detroit Columbus Cleveland Dayton Toledo Indianapolis Southern Indiana Louisville Northern Kentucky Northern Michigan Nashville Lexington Ohio Valley National

OH IL MI FL MI OH OH OH OH IN IN KY KY MI TN KY OH

$13.3 8.5 7.1 4.9 4.1 3.7 3.6 3.3 3.0 2.9 2.2 1.5 1.3 1.2 1.0 0.9 0.8 2.0

20% 13% 11% 8% 6% 6% 6% 5% 5% 4% 3% 2% 2% 2% 2% 1% 1% 3% $18.2 9.7 9.2 8.6 6.6 5.0 5.2 3.7 4.4 5.3 3.2 2.1 1.6 2.0 1.9 1.7 1.5 11.1

107 130 133 85 83 64 80 64 48 80 51 45 34 23 17 21 27 0

R. Sullivan T. Zink M. VanDyke K. Hale P. Fehring R. Eversole T. Clossin D. Sadlier R. LaClair M. Spagnoletti J. Daniel P. McHugh T. Rawe J. Pelizzari D. Hogan S. Barnes R. Webb G. Schaefer, Jr.

4 1 4 1 25 20 4 15 6 4 5 19 19 4 1 11 4 34

$ in billions

Metropolitan Market Focus

Distribution, Convenience & Price Are Competitive Advantages in Metro Markets

Fifth Third MSA Markets

MSA Population Rank Deposits Share %

Chicago, IL

Detroit, MI Tampa, FL

Cleveland-Lorain, OH Cincinnati, OH-KY-IN Orlando, FL

Columbus, OH Indianapolis, IN Nashville, TN Louisville, KY-IN Naples/Sarasota, FL

Grand Rapids Muskegon-Holland Dayton, OH

Toledo, OH

9.4 4.5 2.6 2.1 2.1 1.9 1.7 1.6 1.4 1.2 0.9 0.8 0.8 0.7

5 7 10 6 1 7 3 4 7 5 4 1 1 1

$7,139 2,817 786 2,585 11,932 630 3,191 1,822 819 1,311 2,088 3,569 2,494 1,762

3.2 3.7 2.0 4.2 27.8 2.5 12.2 7.7 3.5 6.8 9.3 32.6 26.6 21.4

Source: SNL Branch Migration Database as of December 31, 2004 and U.S. Census Bureau including completed acquisitions

Improving Deposit Performance

2004 average transaction deposit growth of 7% compared to 13% in the prior year

Average Transaction Deposits $ Millions

50,000 45,000 40,000 35,000 30,000 25,000

2001 Q4-03 Q1-04 Q2-04 Q3-04 Q4-04 Q1-05

26,363

41,851

41,397

42,287

43,861

45,126

47,518

15%*

12%*

22%*

* Annualized growth rate

Demonstrated Long-Term Track Record $ Millions

35,000 30,000 25,000 20,000 15,000 10,000 5,000

1996 1997 1998 1999 2000 2001 2002 2003 2004

Avg Demand & NOW

5-year CAGR

Interest Checking 18%

Demand Deposits 15%

5-year CAGR

Loans & Leases 8%

Earning Assets 9%

$ Millions

95,000 85,000 75,000 65,000 55,000 45,000 35,000 25,000

1996 1997 1998 1999 2000 2001 2002 2003 2004

Avg Loans & Leases Avg Earning Assets

Affiliate Loan Performance

40% 35% 30% 25% 20% 15% 10% 5% 0%

Florida Nashville Lexington OH Valley Chicago Cleveland Indianapolis Detroit Columbus

2004 Average Total Loan & Lease Growth

Nine affiliates grew loans by more than 10% in 2004

9% growth in average loans & leases in 2004 $ Millions

55,000 45,000 35,000 25,000

2000 2001 2002 2003 2004

42,690

44,888

45,539

52,414

57,042

Average Loans & Leases

Business Lines

2004 Revenues

Processing Solutions 11%

Retail 51%

Investment Advisors 10%

Commercial 28%

Processing revenues exclude gain-on-sale

Retail Banking

“Positioned for Better Performance in 2005…”

I. Retail Deposit Strategy II. Initiatives III. Small Business IV. The Opportunity

Investing In a Retail Franchise

New Banking Centers

35 30 25 20 15 10 5 0

Chicago Detroit W. Mich Cleveland Indianapolis Cincinnati Florida Columbus Tennessee Ohio Valley Lexington Louisville N. KY

Toledo S. Indiana Dayton N. Mich

32

16

11

10

9

9

6 6 6

4 4 4 4 4

3 3 2

155 new banking centers opened from Jan 2002 through May 2005 in 17 markets Represents 12% of current total

2005 2004 2003 2002

23 76 29 28

Midwest De-novo Expansion Strategy

2004 new banking centers are averaging: $1.2 million in monthly deposit growth $306,000 in monthly loan growth

Driving Deposit Growth

Consumer deposits - Targeting 10% plus growth in 2005 Small business deposits - Targeting 50% growth in 2005

Initiatives

Quarterly deposit campaigns

De-novo banking center expansion

Increased retention and service focus

Segmentation focus

Right price

Right product

Substantial Small Business Growth Opportunity

Small Business Checking Performance

16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000 -

0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0%

Bubble Size Represents Market Businesses 100K - 5MM

Chicago

West MI

12% = Median

Cincinnati

Detroit

Columbus

Indy

Cleveland

Dayton

Toledo

Loui

Fla

S. IN

N. MI

N. KY

Nashville

Lex

OH Val

5/3 Market Penetration

13 of 17 affiliates have less than 15% small business deposit market share

11 of 17 markets have less than 15% small business lending market share

Increasing market share to 15% in all MSA’s would represent growth in the deposit base of 75%

Commercial Banking

“Hitting on All Cylinders…”

I. Revenue & Net Income Performance II. Loan Performance

III. Deposit Performance IV. Credit Performance

Commercial Banking Performance $ Millions

1,700 1,600 1,500 1,400 1,300 1,200 1,100 1,000

2002 2003 2004

700 650 600 550 500 450 400 $ Millions

Revenue Net Income

1232

1474

1632

425

563

648

11% revenue growth & 15% net income growth in 2004

Sales force additions still gaining momentum Superior loan growth through recent cycle will continue to drive results

Superior Commercial Loan Growth

30% 25% 20% 15% 10% 5% 0%

Florida Lexington OH Valley Indianapolis Chicago Nashville Louisville Detroit N. Mich.

Toledo

2004 Average Commercial Loan & Lease Growth

10 affiliates grew commercial loans by more than 10% in 2004 6 affiliates grew by more than 20% in 2004

Period end commercial loans & leases up 14% over last year 5-year CAGR = 10% $ Millions

30,000 25,000 20,000 15,000

1999 2000 2001 2002 2003 2004

Period End Commercial Loans and Leases

19,767

22,351 22,584

24,699

27,668

31,468

Commercial Deposit Focused

60% 50% 40% 30% 20% 10% 0%

Florida Cleveland Cincinnati Chicago Columbus Nashville Indianapolis S IN

Detroit Lexington Dayton

2004 Average Commercial Demand Deposit Growth

11 affiliates grew commercial demand deposits by 20% or more

Commercial demand deposits increased by 29% in 2004 5-year CAGR = 19% $ Millions

9,000 8,000 7,000 6,000 5,000 4,000 3,000 2,000

Average Commercial Demand Deposits

2000 2001 2002 2003 2004

3,993

4,351

5,323

6,955

8,944

Superior Credit Culture

NPAs / Loans & OREO

Percent

1.2 1.1 1 0.9 0.8 0.7 0.6

0.

0.5 0.4 0.3 0.2

2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05

1.13 1.14 1.09 1.1 1.04 0.99 0.88 0.81 0.69 0.64 0.6 0.57 0.61 0.58 0.61 0.53 0.55 0.59 0.55 0.52 0.49 0.5 0.52 0.48

Fifth Third

Top 25 Bank Average

Favorable Industry Comparison with Few Large Credits

Q1-05 Commercial NPL’s

> $10MM $5MM to $10MM $1MM to $5MM $200M to $1MM

< $200M

# Of Credits

0 4 31 186 808

Total $ $0 $29.8 $54.9 $80.7 $45.2 $210.6

Fifth Third Processing Solutions

“A Growth Story…”

I. Business Mix II. Revenue History III. 2005 Initiatives

Total FTPS Revenue Mix

FTPS Revenue Financial Institution Merchant Services Card Services TOTAL

2002 $206 261 76 $543

2003 $216 306 87 $609

2004 $250 305* 102 $657

Card Services

16%

Financial Institution

38%

Merchant Services

46%

* Includes 2004 impact of sold contacts totaling $70 million in comparable lost annual revenue

FTPS Revenue History $ Millions

750 650 550 450 350 250 150 50

1999 2000 2001 2002 2003 2004

Compound Annual Growth Rate 5-year = 26%

204

272

372

543

609

657*

* Includes 2004 impact of sold contacts totaling $70 million in comparable lost annual revenue

Fin. Inst. & Card Merchant

2005 Initiatives

Cross-sell Merchant Card Processing into existing Commercial & Small Business Customers

2 X revenue and 4 X net income opportunity

33% increase in middle market sales representatives in 2005 80% increase in Retail Telesales representatives in 2005 Improve per sales rep production from 2.3 to 7.0 deals per month

Cross-sell new credit cards to existing Retail customers

Pre-approval and point of sale strategy New product platform in 2005

Goal: 1 million 5/3 card accounts on file by year end 2005

Card Fees equaling consumer service charges in each Affiliate in five years

Investment Advisors

“Refocused, Realigned and Positioned for Growth”

I. Business Mix & Accomplishments II. Revenue and Net Income Performance III. 2005 Initiatives

Fifth Third Investment Advisors

2004 Revenues

Private Client 64%

Asset Mgmt 4%

Retail Brokerage 16%

Institutional 16%

2004 Accomplishments

15% revenue growth compared to 4% expense growth 10 affiliates with greater than 50% net income growth

Turning the Corner…

Investment Advisors Performance $ Millions

600 500 400 300 200

2002 2003 2004

150 125 100 75 50 $ Millions

Revenue Net Income

434

477

547

75

80

119

15% revenue growth & 49% net income growth in 2004

Sales force and product set largely in place Incentives aligned with performance Enhanced profitability

2005 Initiatives

Expand sales of investment management nationally through Fifth Third Asset Management (FTAM)

Taft-Hartley, Corporate and Public pension client focus

Penetrate commercial and small business client base with 401K Retirement Plans

Continued Expansion of Private Client and Retail Brokerage

Sales force additions in private banking and brokerage in newer markets

New Affiliate Markets – Tennessee and Florida

Expanded and enhanced product offerings (wealth planning, insurance and equity derivatives)

The Deposit Opportunity

Fifth Third has only an 8% market share in the core six-state footprint Fifth Third has a 7% market share on a combined basis in MSA’s greater than 1 million in population

FITB State Market Share

Ohio Michigan Kentucky Indiana Illinois Florida 6 State Total

0% 5% 10% 15% 20%

11% 9% 7% 6% 3% 2% 8%

Questions

This presentation may contain forward-looking statements about Fifth Third Bancorp and/or the company as combined with acquired entities within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This presentation may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the states in which Fifth Third and/or combined entities do business, are less favorable than expected; (5) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (6) changes and trends in the securities markets; (7) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third and/or acquired entities or the businesses in which Fifth Third and/or combined entities are engaged; (8) difficulties in combining the operations of acquired entities and (9) the impact of reputational risk created by the developments discussed above on such matters as business generation and retention, funding and liquidity. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release. Further information on other factors which could affect the financial results of Fifth Third are included in Fifth Third’s and/or the acquired entity’s filings with the Securities and Exchange Commission. These documents are available free of charge at the Commission’s website at http://www.sec.gov and/or from Fifth Third.